UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 17, 2024
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 17, 2024, Alan May notified Hewlett Packard Enterprise Company (“HPE” or the “Company”) of his intention to resign from his role as Executive Vice President and Chief People Officer of HPE, effective as of February 1, 2024. Upon stepping down from such role, Mr. May will cease to be an executive officer of HPE as of such date. In order to facilitate an orderly transition of his duties and job responsibilities and support the organizational integration of Juniper Networks (which HPE announced earlier this month it intends to acquire), Mr. May will remain an employee with HPE.

The Board of Directors of HPE has appointed Kristin Major, HPE's current Senior Vice President and Chief Talent Officer, to become the Company's new Executive Vice President and Chief People Officer, effective as of February 1, 2024.

Item 7.01	Regulation FD Disclosure.
The Board of Directors of HPE has also appointed Neil MacDonald, HPE's current Executive Vice President and General Manager of Compute, as the next General Manager of HPE's High Performance Computing & Artificial Intelligence business segment, in addition to his current role, effective as of February 1, 2024.

Copies of the press releases announcing (i) Mr. May’s resignation and Ms. Major's appointment and (ii) Mr. MacDonald's appointment as General Manager of High Performance Computing & Artificial Intelligence, are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference. The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Forward-looking statements.
This Form 8-K and the press releases furnished herewith contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries ("Hewlett Packard Enterprise") may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “intend,” “will,” "may," and similar expressions are intended to identify such forward-looking statements. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HPE may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of financial performance, plans, strategies and objectives of management for future operations or performance. Risks, uncertainties and assumptions include those that are described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise’s Securities and Exchange Commission reports. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
99.1	Hewlett Packard Enterprise Company Press Release, dated January 23, 2024 (furnished herewith).
99.2	Hewlett Packard Enterprise Company Press Release, dated January 23, 2024 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: January 23, 2024	By:	/s/ Jonathan Sturz
	Name:	Jonathan Sturz
	Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary